Exhibit 24.1

POWER OF ATTORNEY

    The undersigned, William Cook, hereby constitutes and appoints Mark Johnson and Greg Weitzel, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Mativ Holdings, Inc. for the fiscal year ended December 31, 2024, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of February 2025	/s/ William Cook
William Cook

Exhibit 24.1

POWER OF ATTORNEY

    The undersigned, John Stipancich, hereby constitutes and appoints Mark Johnson and Greg Weitzel, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Mativ Holdings, Inc. for the fiscal year ended December 31, 2024, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of February 2025	/s/ John Stipancich
John Stipancich

Exhibit 24.1

POWER OF ATTORNEY

    The undersigned, Marco Levi, hereby constitutes and appoints Mark Johnson and Greg Weitzel, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Mativ Holdings, Inc. for the fiscal year ended December 31, 2024, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of February 2025	/s/ Marco Levi
Marco Levi

Exhibit 24.1

POWER OF ATTORNEY

    The undersigned, John D. Rogers, hereby constitutes and appoints Mark Johnson and Greg Weitzel, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Mativ Holdings, Inc. for the fiscal year ended December 31, 2024, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of February 2025	/s/ John D. Rogers
John D. Rogers

Exhibit 24.1

POWER OF ATTORNEY

    The undersigned, Shruti Singhal, hereby constitutes and appoints Mark Johnson and Greg Weitzel, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Mativ Holdings, Inc. for the fiscal year ended December 31, 2024, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of February 2025	/s/ Shruti Singhal
Shruti Singhal

Exhibit 24.1

POWER OF ATTORNEY

    The undersigned, Dr. Kimberly Ritrievi, hereby constitutes and appoints Mark Johnson and Greg Weitzel, or either of them, her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Mativ Holdings, Inc. for the fiscal year ended December 31, 2024, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of February 2025	/s/ Kimberly Ritrievi
Kimberly Ritrievi

Exhibit 24.1

POWER OF ATTORNEY

    The undersigned, Julie Schertell, hereby constitutes and appoints Mark Johnson and Greg Weitzel, or either of them, her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Mativ Holdings, Inc. for the fiscal year ended December 31, 2024, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of February 2025	/s/ Julie Schertell
Julie Schertell